CONFIDENTIAL TREATMENT	EXHIBIT 10.48

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT
Supplemental Agreement No. 15
to
Purchase Agreement No. 2191
between
The Boeing Company
and
COPA Holdings, S.A., Inc.
Relating to Boeing Model 737 Aircraft
THIS SUPPLEMENTAL AGREEMENT entered into as of                                         , 2008 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A., INC. (Customer);
WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998 (the Agreement), as amended and supplemented, relating to Boeing Model 737-7V3 and 737-8V3 aircraft (the Aircraft); and
WHEREAS, Customer and Boeing have come to agreement on the **Material Redacted**; and
WHEREAS, Boeing and Buyer have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:
1.1.	Table of Contents and Tables:
1.2.	Remove and replace, in its entirety the “Table of Contents”, with the “Table of Contents” attached hereto and hereby made a part of the Agreement, to reflect the changes made by this Supplemental Agreement.
1.3.	Table 1-4 entitled “Aircraft Information Table for Model 737-7V3 Aircraft” is attached hereto to reflect **Material Redacted** 737-7V3 aircraft from this table.
1.4.	Table 1-5 entitled “Aircraft Information Table for Model 737-8V3 Aircraft” is attached hereto to reflect **Material Redacted** 737-8V3 aircraft to this table.

PA No. 2191	SA No. 15

CONFIDENTIAL TREATMENT	EXHIBIT 10.48

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.
Boeing and Customer have each caused this Supplemental Agreement to be duly executed as of the day and year first written above.

THE BOEING COMPANY		COPA HOLDINGS, S.A.

By	**Material Redacted**	By:

Its:	Attorney-In-Fact	Its:	Chief Executive Officer

PA No. 2191	SA No. 15

CONFIDENTIAL TREATMENT	EXHIBIT 10.48

TABLE OF CONTENTS

SA
ARTICLES	NUMBER

1. Quantity, Model and Description	SA 3

2. Delivery Schedule

3. Price

4. Payment	SA 3

5. Miscellaneous

TABLE

1-1 Aircraft Information Table for Model 737-7V3 Aircraft	SA 4
1-2 Aircraft Information Table for Model 737-8V3 Aircraft	SA 5
1-3 Aircraft Information Table for Model 737-7V3 Aircraft	SA 7
1-4 Aircraft Information Table for Model 737-7V3 Aircraft	SA 15
1-5 Aircraft Information Table for Model 737-8V3 Aircraft	SA 15
1-6 Aircraft Information Table for Model 737-8V3 Aircraft	SA 13
1-7 Aircraft Information Table for Model 737-8V3 Aircraft	SA 13
Option Aircraft

EXHIBIT

A-1 Aircraft Configuration for Model 737-7V3 Aircraft	SA 3
A-2 Aircraft Configuration for Model 737-8V3 Aircraft	SA 3

B. Aircraft Delivery Requirements and Responsibilities	SA 3

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment Airframe and Optional Features	SA 10

BFE1. BFE Variables	SA 3

CS1. Customer Support Variables	SA 3

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

SLP1. Service Life Policy Components

PA No. 2191	SA No. 15

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CONFIDENTIAL TREATMENT	EXHIBIT 10.48

SA
ARTICLES	NUMBER

LETTER AGREEMENTS

2191-01 Demonstration Flight Waiver
2191-02 Escalation Sharing
2191-03 Seller Purchased Equipment

RESTRICTED LETTER AGREEMENTS

6-1162-DAN-0123 Performance Guarantees
6-1162-DAN-0124 Special Matters
6-1162-DAN-0155 Airframe Escalation Revision
6-1162-DAN-0156 Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN-0157 Miscellaneous Matters
6-1162-MJB-0017 Special Matters
6-1162-MJB-0030 Special Matters
6-1162-LAJ-874R Special Matters	SA 5
6-1162-LAJ-874R1 Special Matters	SA 6
6-1162-LAJ-874R2 Special Matters	SA 7
6-1162-LAJ-982 Special Matters	SA 8
6-1162-RLL-3852 737-800 Performance Guarantees	SA 9
6-1162-LAJ-982R4 Special Matters	SA 13
6-1162-RLL-3958 737-8V3 Option Aircraft	SA 13

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	June 29, 2001
Supplemental Agreement No. 2	December 21, 2001
Supplemental Agreement No. 3	June 14, 2002
Supplemental Agreement No. 4	December 20, 1002
Supplemental Agreement No. 5	October 31, 2003
Supplemental Agreement No. 6	September 9, 2004
Supplemental Agreement No. 7	December 9, 2004
Supplemental Agreement No. 8	April 15, 2005
Supplemental Agreement No. 9	March 16, 2006
Supplemental Agreement No. 10	May 8, 2006
Supplemental Agreement No. 11	August 30 , 2006
Supplemental Agreement No. 12	February 26, 2007
Supplemental Agreement No. 13	April 23, 2007
(2 typographical errors in SA 13 have been corrected in SA 14)
Supplemental Agreement No. 14	August 31, 2007
Supplemental Agreement No. 15	February , 2008

PA No. 2191	SA No. 15

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CONFIDENTIAL TREATMENT	EXHIBIT 10.48
Table 1-4
Aircraft Information Table Model 737-7V3 Aircraft
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-700	154,500
Engine Model:	CFM56-7B22
Airframe Price:		**Material Redacted**
Optional Features:		**Material Redacted**
Sub-Total of Airframe and Features:		**Material Redacted**
Engine Price (Per Aircraft):		**Material Redacted**
Aircraft Basic Price (Excluding BFE/SPE):		**Material Redacted**
Buyer Furnished Equipment (BFE) Estimate:		**Material Redacted**
Seller Purchased Equipment (SPE) Estimate:		**Material Redacted**

Refundable Deposit/Aircraft at Proposal Accept:		**Material Redacted**

Detail Specification:	D6-38808-42-1 (4/30/2004)
Airframe Price Base Year/Escalation Formula:	Jul-04	ECI-MFG/CPI
Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:
Base Year Index (ECI):		**Material Redacted**
Base Year Index (CPI):		**Material Redacted**

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Manufacturer	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Serial Number	Price Per A/P	1%	4%	5%	30%

Total:	0

**	Material Redacted**

PA No. 2191	SA No. 15

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CONFIDENTIAL TREATMENT	EXHIBIT 10.48
Table 1-5
Aircraft Information Table Model 737-8V3 Aircraft
Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8V3	174,200 pounds
Engine Model/Thrust:	CFM56-7B26	26,400 pounds
Airframe Price:		**Material Redacted**
Optional Features:		**Material Redacted**
Sub-Total of Airframe and Features:		**Material Redacted**
Engine Price (Per Aircraft):		**Material Redacted**
Aircraft Basic Price (Excluding BFE/SPE):		**Material Redacted**
Buyer Furnished Equipment (BFE) Estimate:		**Material Redacted**
Seller Purchased Equipment (SPE) Estimate:		**Material Redacted**

Refundable Deposit/Aircraft at Proposal Accept:		**Material Redacted**
Detail Specification:	D6-38808-1 Rev C, dated 5-4-05
Airframe Price Base Year/Escalation Formula:	Jul-04	ECI-MFG/CPI
Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:M
Base Year Index (ECI):		**Material Redacted**
Base Year Index (CPI):		**Material Redacted**

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Manufacturer	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Serial Number	Price Per A/P	1%	4%	5%	30%

**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
Total:	6

PA No. 2191	SA No. 15

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